UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2021

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000
Los Angeles
California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series A Cumulative Redeemable Preferred Stock	REXR-PA	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625% Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2021, Rexford Industrial Realty, Inc. (the "Company") held its Annual Meeting of Stockholders, at which the stockholders voted on and approved the following proposals:
Proposal 1. Election of directors, each to serve until the 2022 Annual Meeting of Stockholders and until a successor for each has been duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert L. Antin	122,638,449	2,012,626	110,424	2,076,162
Michael S. Frankel	122,990,609	1,660,466	110,424	2,076,162
Diana J. Ingram	117,067,297	7,583,778	110,424	2,076,162
Debra L. Morris	124,017,664	633,411	110,424	2,076,162
Tyler H. Rose	121,660,138	2,990,916	110,445	2,076,162
Peter E. Schwab	121,590,248	3,060,806	110,445	2,076,162
Howard Schwimmer	122,993,703	1,657,372	110,424	2,076,162
Richard S. Ziman	113,133,502	11,185,329	442,668	2,076,162

Proposal 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,632,486	3,170,943	34,232	—

Proposal 3. The advisory resolution to approve the Company's named executive officer compensation for the year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,650,083	20,066,735	44,681	2,076,162

Proposal 4. The approval of the Second Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,864,957	11,852,302	44,240	2,076,162

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
Date: June 22, 2021	By:	/s/ David E. Lanzer
David E. Lanzer General Counsel and Corporate Secretary